Software Development Costs, net	12 Months Ended
Dec. 31, 2022
Software Development Costs Net [Abstract]
Software Development Costs, net

Note 12 — Software Development Costs, net

Capitalized software development costs as of December 31, 2022 and 2021 consisted of the following (in thousands):

	As of December 31,
	2022	2021
Capitalized software development costs	$5,324	$4,463
Accumulated amortization	(3,572)	(2,671)
Software development costs, net	$1,752	$1,792

Less discontinued operations	(487)	(648)
Software development costs, continuing operations	$1,265	$1,144

The Company tests its long lived assets for potential impairment at least annually, or more frequently if an event or other circumstance indicates that the Company may not be able to recover the carrying amount of the net assets of the reporting unit. There was no impairment recorded for the years ended December 31, 2022 and 2021.

The weighted average remaining amortization period for the Company’s software development costs is 2.4 years.

Amortization expense for capitalized software development costs was approximately $1.0 million and $0.9 million for each of the years ended December 31, 2022 and 2021, of which $0.6 million and $0.4 million pertain to discontinued operations.

Future amortization expense on the computer software is anticipated to be as follows (in thousands):

For the Years Ending December 31,	Total	Continuing Operations	Discontinued Operations
2023	$729	$466	$263
2024	586	437	149
2025	264	189	75
2026	173	173	—
2027 and thereafter	—	—	—
Total	$1,752	$1,265	$487